UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2011

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Inland Diversified Real Estate Trust, Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our,” and “us”) hereby amends the following Current Reports on Form 8-K to provide the required financial information.

•                                          Current Report on Form 8-K filed on May 5, 2011 to provide the required financial information relating to our acquisition of University Town Center, located in Norman, Oklahoma, as described in that Current Report;

•                                          Current Report on Form 8-K filed on June 7, 2011 to provide the required financial information relating to our acquisition of Perimeter Woods Shopping Center, located in Charlotte, North Carolina, as described in that Current Report; and

•                                          Current Report on Form 8-K filed on June 23, 2011 to provide the required financial information relating to our acquisition of Draper Peaks Shopping Center, located in Draper, Utah, as described in that Current Report.

Item 9.01.  Financial Statements and Exhibits

(a)           Financial statements of businesses acquired

Page

University Town Center

Independent Auditors’ Report	F-1

Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2011 (unaudited) and the year ended December 31, 2010	F-2

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2011 (unaudited) and the year ended December 31, 2010	F-3

Perimeter Woods

Independent Auditors’ Report	F-5

Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2011 (unaudited) and the year ended December 31, 2010	F-6

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2011 (unaudited) and the year ended December 31, 2010	F-7

Draper Peaks

Independent Auditors’ Report	F-9

Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2011 (unaudited) and the year ended December 31, 2010	F-10

2

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2011 (unaudited) and the year ended December 31, 2010	F-11

(b)           Pro forma financial information

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	June 30, 2011	By:	/s/ Steven T. Hippel
		Name:	Steven T. Hippel
		Title	Chief Accounting Officer

4

Index to Financial Statements

Page

University Town Center

Independent Auditors’ Report	F-1

Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2011 (unaudited) and the year ended December 31, 2010	F-2

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2011 (unaudited) and the year ended December 31, 2010	F-3

Perimeter Woods

Independent Auditors’ Report	F-5

Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2011 (unaudited) and the year ended December 31, 2010	F-6

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2011 (unaudited) and the year ended December 31, 2010	F-7

Draper Peaks

Independent Auditors’ Report	F-9

Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2011 (unaudited) and the year ended December 31, 2010	F-10

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2011 (unaudited) and the year ended December 31, 2010	F-11

Pro Forma Financial Information

Pro Forma Consolidated Balance Sheet as of March 31, 2011 (unaudited)	F-13

Notes to Pro Forma Consolidated Balance Sheet as of March 31, 2011 (unaudited)	F-15

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the quarter ended March 31, 2011 (unaudited)	F-16

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the quarter ended March 31, 2011 (unaudited)	F-18

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the year ended December 31, 2010 (unaudited)	F-19

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the year ended December 31, 2010 (unaudited)	F-21

5

Independent Auditors’ Report

The Board of Directors
Inland Diversified Real Estate Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of University Town Center (the Property) for the year ended December 31, 2010. This Historical Summary is the responsibility of management of Inland Diversified Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Inland Diversified Real Estate Trust, Inc., to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of University Town Center for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

June 21, 2011

UNIVERSITY TOWN CENTER

Historical Summary of Gross Income and

Direct Operating Expenses

Three month period ended March 31, 2011 (unaudited)

and year ended December 31, 2010

	Three months
	ended
	March 31,	Year ended
	2011	December 31,
	(unaudited)	2010

Gross income:
Base rental income	$644,506	$2,264,255
Operating expense, insurance, and real estate tax recoveries	100,995	436,959
Total gross income	745,501	2,701,214
Direct operating expenses:
Operating expenses	90,921	345,354
Insurance	15,768	63,521
Real estate taxes	62,545	250,179
Total direct operating expenses	169,234	659,054
Excess of gross income over direct operating expenses	$576,267	$2,042,160

See accompanying notes to historical summary of gross income and direct operating expenses.

UNIVERSITY TOWN CENTER

Notes to Historical Summary of Gross Income and

Direct Operating Expenses

Three month period ended March 31, 2011 (unaudited)

and year ended December 31, 2010

(1)                     Business

University Town Center (the Property) is located in Norman, Oklahoma. The Property has approximately 159,000 square feet (unaudited) of gross leasable area and was approximately 98% leased at December 31, 2010. The Property is leased to a total of 30 tenants. Inland Diversified Real Estate Trust, Inc. (IDRETI), through its wholly owned subsidiary Inland Diversified Norman University, L.L.C., acquired the Property on April 29, 2011 from UTC I, LLC, an unaffiliated third party.

(2)                     Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in the Form 8-K/A of IDRETI to be filed with the SEC and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the three months ended March 31, 2011 has been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management of IDRETI, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the three months ended March 31, 2011 is not necessarily indicative of the expected results for the entire year ended December 31, 2011.

(3)                     Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $56,589 (unaudited) for the three month period ended March 31, 2011 and increased base rental income by $92,212 for the year ended December 31, 2010.

UNIVERSITY TOWN CENTER

Notes to Historical Summary of Gross Income and
Direct Operating Expenses

Three month period ended March 31, 2011 (unaudited)
and year ended December 31, 2010

Minimum rents to be received from tenants under operating leases, with remaining lease terms ranging from two to twelve years, as of December 31, 2010, are as follows:

Year:
2011	$2,351,667
2012	2,388,990
2013	2,205,220
2014	1,881,142
2015	1,662,701
Thereafter	4,304,630
Total	$14,794,350

(4)                     Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization and interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

(5)                     Related-Party Transactions

Collett & Associates (Collett), an affiliate of UTC I, LLC, provided property management services to the Property. Collett established an agreement with the Property in which the Property would pay a management fee of 4% of collected revenue earned by the Property. The Property incurred management fees of $30,818 (unaudited) and $106,522, which are included in operating expenses for the three month period ended March 31, 2011 and the year ended December 31, 2010, respectively. These management fees may not be comparable to the management fees charged to the Property by IDRETI.

(6)                     Subsequent Events

Subsequent to December 31, 2010 and through June 21, 2011, the date through which management evaluated subsequent events and on which date the Historical Summary was issued, management did not identify any subsequent events requiring additional disclosure.

Independent Auditors’ Report

The Board of Directors
Inland Diversified Real Estate Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Perimeter Woods (the Property) for the year ended December 31, 2010. This Historical Summary is the responsibility of management of Inland Diversified Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Inland Diversified Real Estate Trust, Inc., to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Perimeter Woods for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

June 23, 2011

PERIMETER WOODS

Historical Summary of Gross Income and

Direct Operating Expenses

Three month period ended March 31, 2011 (unaudited)

and year ended December 31, 2010

	Three months
	ended
	March 31,	Year ended
	2011	December 31,
	(unaudited)	2010
Gross income:
Base rental income	$1,133,435	$4,461,227
Operating expense, insurance, and real estate tax recoveries	109,595	469,001
Total gross income	1,243,030	4,930,228
Direct operating expenses:
Operating expenses	117,562	433,678
Insurance	7,055	28,219
Interest expense	679,016	2,739,427
Real estate taxes	44,275	156,744
Total direct operating expenses	847,908	3,358,068
Excess of gross income over direct operating expenses	$395,122	$1,572,160

See accompanying notes to historical summary of gross income and direct operating expenses.

PERIMETER WOODS

Notes to Historical Summary of Gross Income and
Direct Operating Expenses

Three Month Period ended March 31, 2011 (Unaudited)
and Year ended December 31, 2010

(1)                     Business

Perimeter Woods (the Property) is located in Charlotte, North Carolina. The Property has approximately 300,000 square feet (unaudited) of gross leasable area and was approximately 98% leased at December 31, 2010. The Property is leased to a total of ten tenants. Inland Diversified Real Estate Trust, Inc. (IDRETI), through its wholly owned subsidiary, Inland Diversified Charlotte Perimeter Woods, L.L.C., acquired the Property on June 1, 2011 from Perimeter Woods Development, L.L.C., an unaffiliated third party.

(2)                     Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in the Form 8-K/A of IDRETI to be filed with the SEC and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the three months ended March 31, 2011 has been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management of IDRETI, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the three months ended March 31, 2011 is not necessarily indicative of the expected results for the entire year ended December 31, 2011.

(3)                     Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $41,624 (unaudited) for the three months ended March 31, 2011 and increased base rental income by $165,263 for the year ended December 31, 2010.

PERIMETER WOODS

Notes to Historical Summary of Gross Income and
Direct Operating Expenses

Three Month Period ended March 31, 2011 (Unaudited)
and Year ended December 31, 2010

Minimum rents to be received from tenants under operating leases, with remaining lease terms ranging from three to twelve years, as of December 31, 2010, are as follows:

Year:
2011	$4,368,384
2012	4,387,744
2013	4,349,079
2014	4,370,916
2015	4,321,245
Thereafter	32,841,979
$54,639,347

(4)                     Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization, and professional fees are excluded from the Historical Summary.

(5)                     Interest Expense

Inland Diversified Charlotte Perimeter Woods, L.L.C. assumed the mortgage loan secured by the Property in connection with the acquisition. This mortgage loan had an original balance of $46,500,000. The mortgage loan balance is approximately $45,011,000 (unaudited) and $45,170,000, as of March 31, 2011 and December 31, 2010, respectively. At the time of the closing, Perimeter Woods Development, L.L.C. made a payment to reduce the principal balance to $39,390,000. The loan bears an interest rate of 6.02%, and has a maturity date of September 1, 2018. The loan is an amortizing loan through June 30, 2012, at which time a payment is required to reduce the principal balance to $33,330,000, after which the loan is interest-only.

(6)                     Related-Party Transactions

Collett & Associates (Collett), an affiliate of Perimeter Woods Development, L.L.C., provided property management services to the Property. Collett established an agreement with the Property in which the Property would pay a management fee of 4% of collected revenue earned by the Property. The Property incurred management fees of $54,141 (unaudited) and $182,673, which are included in operating expenses for the three month period ended March 31, 2011 and the year ended December 31, 2010, respectively. These management fees may not be comparable to the management fees charged to the Property by IDRETI.

(7)                     Subsequent Events

Subsequent to December 31, 2010 and through June 23, 2011, the date through which management evaluated subsequent events and on which date the Historical Summary was issued, management did not identify any subsequent events requiring additional disclosure.

Independent Auditors’ Report

The Board of Directors
Inland Diversified Real Estate Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Draper Peaks (the Property) for the year ended December 31, 2010. This Historical Summary is the responsibility of management of Inland Diversified Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Inland Diversified Real Estate Trust, Inc., to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Draper Peaks for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

June 21, 2011

DRAPER PEAKS

Historical Summary of Gross Income and

Direct Operating Expenses

Three month period ended March 31, 2011 (unaudited)

and year ended December 31, 2010

	Three months
	ended	Year ended
	March 31, 2011	December 31,
	(unaudited)	2010
Gross income:
Base rental income	$867,843	$3,604,965
Operating expense, insurance, and real estate tax recoveries	192,867	899,150
Other income	2,387	9,547
Total gross income	1,063,097	4,513,662
Direct operating expenses:
Operating expenses	118,444	559,750
Insurance	15,000	50,085
Real estate taxes	134,120	536,830
Total direct operating expenses	267,564	1,146,665
Excess of gross income over direct operating expenses	$795,533	$3,366,997

See accompanying notes to historical summary of gross income and direct operating expenses.

DRAPER PEAKS

Notes to Historical Summary of Gross Income and

Direct Operating Expenses

Three month period ended March 31, 2011 (unaudited)

and year ended December 31, 2010

(1)       Business

Draper Peaks (the Property) is located in Draper, Utah. The Property has approximately 230,000 square feet (unaudited) of gross leasable area and was approximately 89% leased at December 31, 2010. The Property is leased to a total of 42 tenants. Inland Diversified Real Estate Trust, Inc. (IDRETI), through its wholly owned subsidiary Inland Diversified Draper Peaks, L.L.C., acquired the Property on June 17, 2011 from Draper Peaks, L.L.C., an unaffiliated third party.

(2)       Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in the Form 8-K/A of IDRETI to be filed with the SEC and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the three months ended March 31, 2011 has been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management of IDRETI, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the three months ended March 31, 2011 is not necessarily indicative of the expected results for the entire year ended December 31, 2011.

(3)       Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments decreased base rental income by $21,111 (unaudited) for the three month period ended March 31, 2011 and increased base rental income by $90,689 for the year ended December 31, 2010.

DRAPER PEAKS

Notes to Historical Summary of Gross Income and

Direct Operating Expenses

Three month period ended March 31, 2011 (unaudited)

and year ended December 31, 2010

Minimum rents to be received from tenants under operating leases, with remaining lease terms ranging from one to twelve years, as of December 31, 2010, are as follows:

Year:
2011	$3,437,522
2012	3,163,274
2013	2,728,791
2014	2,163,171
2015	1,853,883
Thereafter	4,898,673
Total	$18,245,314

(4)       Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization and interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

(5)       Mortgage Loans

The Property was encumbered by two mortgage loans. The mortgage loans had an aggregate original principal balance of $44,000,000. As of March 31, 2011 and December 31, 2010, the aggregate balance was approximately $39,700,000 (unaudited) and $40,000,000, respectively. As a condition of the Property acquisition, Draper Peaks, L.L.C. was required to make a principal payment of approximately $14,300,000. At the Property acquisition closing, Inland Diversified Draper Peaks, L.L.C. assumed the mortgage loans. Due to the principal payment, the historical interest expense was not expected to be comparable to the proposed future interest expense of the Property; as such, the historical interest expense has been excluded from the Historical Summary.

(6)       Related-Party Transactions

The Boyer Company, L.C. (Boyer) and Arbor Commercial Real Estate, L.C. (Arbor), affiliates of Draper Peaks, L.L.C., provided property management services to the Property. Boyer and Arbor established agreements with the Property in which the Property would pay a management fee of 4% of collected revenue earned by the Property. Boyer and Arbor share the management fee equally. The Property incurred management fees of $43,500 (unaudited) and $168,722 and which are included in operating expenses for the three month period ended March 31, 2011 and the year ended December 31, 2010, respectively. These management fees may not be comparable to the management fees charged to the Property by IDRETI.

(7)       Subsequent Events

Subsequent to December 31, 2010 and through June 21, 2011, the date through which management evaluated subsequent events and on which date the Historical Summary was issued, management did not identify any subsequent events requiring additional disclosure.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

March 31, 2011

(unaudited)

The following unaudited pro forma Consolidated Balance Sheet is presented as if the acquisitions or financings had occurred on March 31, 2011.

This unaudited pro forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at March 31, 2011, nor does it purport to represent our future financial position. Pro Forma adjustments have been made for the significant properties that were purchased or financed subsequent to March 31, 2011. The pro forma adjustments were made for Northcrest Shopping Center, Prattville Town Center, University Town Center, Perimeter Woods and Draper Peaks.

The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

March 31, 2011

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma
Assets

Net investment properties (C)	$475,514,264	$124,778,173	$600,292,437
Cash and cash equivalents (E)	35,403,891	56,251,626	91,655,517
Restricted cash and escrows	9,999,591	—	9,999,591
Investment in marketable securities	7,429,305	—	7,429,305
Investment in unconsolidated entities	80,461	—	80,461
Accounts and rents receivable, net	3,231,583	—	3,231,583
Acquired lease intangibles, net (C) (D)	97,473,058	15,299,190	112,772,248
Deferred costs, net	4,899,455	—	4,899,455
Other assets	1,158,402	—	1,158,402
Total assets	$635,190,010	$196,328,989	$831,518,999

Liabilities and Equity

Mortgages, credit facility and securities margin payable (C)	$292,592,465	$123,085,106	$415,677,571
Accrued offering expenses	244,650	—	244,650
Accounts payable and accrued expenses (F)	1,806,332	35,797	1,842,129
Distributions payable	1,671,918	—	1,671,918
Accrued real estate taxes payable	2,065,824	—	2,065,824
Deferred investment property acquisition obligations (C) (G)	22,317,114	8,542,627	30,859,741
Other liabilities	2,767,313	—	2,767,313
Acquired below market lease intangibles, net (C) (D)	12,303,468	2,477,855	14,781,323
Due to related parties	2,954,248	—	2,954,248
Total liabilities	338,723,332	134,141,385	472,864,717

Equity:
Preferred stock	—	—	—
Common stock (H)	34,357	6,578	40,935
Additional paid in capital, net of offering costs (H)	306,791,781	62,181,026	368,972,807
Accumulated distributions and net loss (I)	(15,136,974)	—	(15,136,974)
Accumulated other comprehensive income	313,820	—	313,820
Total company stockholders’ equity	292,002,984	62,187,604	354,190,588
Noncontrolling interests	4,463,694	—	4,463,694
Total equity	296,466,678	62,187,604	358,654,282
Total liabilities and equity	$635,190,010	$196,328,989	$831,518,999

See accompanying notes to pro forma consolidated balance sheet.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

March 31, 2011

(unaudited)

(A)                  The historical column represents the Company’s Consolidated Balance Sheet as of March 31, 2011 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)                    The pro forma adjustments column includes adjustments related to our significant acquisitions or mortgage financings which occurred after March 31, 2011 and are detailed below as follows:

	Northcrest Shopping Center	Prattville Town Center	University Town Center
Net investment properties	$—	$—	$31,977,000

Intangible assets, net	$—	$—	$2,856,329

Intangible liabilities, net	$—	$—	$849,515

Deferred investment property acquisition obligations	$—	$—	$1,703,460

Mortgages, credit facility and securities margin payable	$18,720,000	$18,890,000	$22,180,000

	Perimeter Woods	Draper Peaks	Pro Forma Adjustments
Net investment properties	$53,091,000	$39,710,173	$124,778,173

Intangible assets, net	$4,763,349	$7,679,512	$15,299,190

Intangible liabilities, net	$97,765	$1,530,575	$2,477,855

Deferred investment property acquisition obligations	$2,431,843	$4,407,324	$8,542,627

Mortgages, credit facility and securities margin payable	$39,390,000	$23,905,106	$123,085,106

(C)                    The pro forma adjustments reflect the acquisition or mortgage financing of the following properties by the Company.  No pro forma adjustment have been made for prorations as the amounts are not significant.

	Net assets	Mortgages, credit facility,
Property	acquired	and securities margin payable
Northcrest Shopping Center	$—	$18,720,000
Prattville Town Center	—	18,890,000
University Town Center	32,280,354	22,180,000
Perimeter Woods	55,324,741	39,390,000
Draper Peaks	41,451,786	23,905,106
	$129,056,881	$123,085,106

Allocation of net investments in properties:
Land	$25,624,764
Building and improvements	99,153,409
Acquired lease intangible assets, net	15,299,190
Acquired lease intangible liabilities, net	(2,477,855)
Deferred investment property acquisition obligations	(8,542,627)
Total	$129,056,881

Allocations are preliminary and subject to change.

(D)                   Acquired intangibles represent above and below market leases and the difference between the property valued with existing in-place leases and the property valued as if vacant.  The value of the acquired intangibles will be amortized over the lease term.  Allocations are preliminary and subject to change.

(E)                     Pro forma cash proceeds of $56,251,626 represents the cash received from the issuance of equity and mortgage financings through June 17, 2011 less the pro forma net acquisition price of investments in real estate.

(F)                     Estimated accrued acquisition related costs for the property acquisitions included in (B).

(G)                    The acquisitions described in (B) include earnout components to the purchase price, meaning the Company did not pay a portion of the purchase price of the properties at closing, although the Company owns the entire property.  These earnout components are recorded at the estimated fair value at the date of the property acquisition.  The Company is not obligated to pay these contingent purchase price amounts unless spaces which were vacant at the time of acquisition are later rented within the time limits and other agreed terms set forth in the acquisition agreements.  The earnout payments are based on a predetermined formula applied to rental income received.  The earnout agreements have a limited obligation period of three years from the date of acquisition.

(H)                   Additional offering proceeds of $62,187,604, net of additional offering costs of $6,068,702, are reflected as received as of March 31, 2011 based on offering proceeds actually received as of June 17, 2011.  Offering costs consist principally of registration costs, printing and selling costs, including commissions.

(I)                        No pro forma adjustments have been made for the additional payment of distributions resulting from the additional proceeds raised by the Company.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income

For the quarter ended March 31, 2011

(unaudited)

The following unaudited pro forma Consolidated Statement of Operations and Other Comprehensive Income is presented to give effect to the acquisitions or financings of the properties indicated in Note (B) of the Notes to the pro forma Consolidated Statement of Operations and Other Comprehensive Income as though they occurred on January 1, 2010. Pro forma adjustments have been made for significant properties that were purchased or financed subsequent to December 31, 2010.  The pro forma adjustments were made for Northcrest Shopping Center, Prattville Town Center, Landstown Commons, University Town Center, Perimeter Woods and Draper Peaks.

The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

This unaudited pro forma Consolidated Statement of Operations and Other Comprehensive Income is not necessarily indicative of what the actual results of operations would have been for the three months ended March 31, 2011, nor does it purport to represent our future results of operations.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income

For the three months ended March 31, 2011

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income (C)	$8,921,156	$4,952,062	$13,873,218
Tenant recovery income	2,375,528	765,778	3,141,306
Other property income	311,615	2,387	314,002
Total income	11,608,299	5,720,227	17,328,526

General and administrative expenses	476,953	—	476,953
Acquisition related costs (D)	756,186	(333,153)	423,033
Property operating expenses (E)	2,096,996	1,481,080	3,578,076
Real estate taxes	1,496,167	398,198	1,894,365
Depreciation and amortization (C)	4,246,292	2,758,377	7,004,669
Business management fee - related party	—	—	—
Total expenses	9,072,594	4,304,502	13,377,096

Operating income	2,535,705	1,415,725	3,951,430

Interest and dividend income	133,433	—	133,433
Realized loss on sale of marketable securities	(3,812)	—	(3,812)
Interest expense (F)	(2,711,416)	(2,559,319)	(5,270,735)
Equity in loss of unconsolidated entities	(46,900)	—	(46,900)

Net loss	(92,990)	(1,143,594)	(1,236,584)

Less: net income attributable to noncontrolling interests	(61,367)	—	(61,367)

Net loss attributable to common stockholders	$(154,357)	$(1,143,594)	$(1,297,951)

Net loss income attributable to common stockholders per common share, basic and diluted (G)	$(0.01)		$(0.03)
Weighted average number of common shares outstanding, basic and diluted (G)	30,128,389		40,935,355

Comprehensive income (loss):

Net loss	$(92,990)	$(1,143,594)	$(1,236,584)

Other comprehensive income:
Unrealized gain on marketable securities	168,431	—	168,431
Unrealized loss on derivatives	(22,564)	—	(22,564)
Loss reclassified into earnings from other comprehensive income	3,812	—	3,812

Comprehensive income (loss)	56,689	(1,143,594)	(1,086,905)
Less: comprehensive income attributable to noncontrolling interests	(61,367)	—	(61,367)
Comprehensive loss attributable to common stockholders	$(4,678)	$(1,143,594)	$(1,148,272)

See accompanying notes to pro forma consolidated statement of operations and other comprehensive income.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income

For the three months ended March 31, 2011

(unaudited)

(A)                  The historical column represents the Company’s Consolidated Statement of Operations and Other Comprehensive Income for the three months ended March 31, 2011 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)                    Total pro forma adjustments for significant acquisitions consummated through the date of this filing are as though the properties were acquired January 1, 2010.

Total income, property operating expenses and real estate taxes for the three months March 31, 2011 is based on information provided by the sellers for Northcrest Shopping Center, Prattville Town Center, Landstown Commons, University Town Center, Perimeter Woods and Draper Peaks.

The pro forma adjustments for the three months ended March 31, 2011 are composed of the following adjustments:

	Northcrest Shopping Center	Prattville Town Center	Landstown Commons	University Town Center

Rental income	$402,274	$401,517	$1,535,418	$647,907
Tenant recovery income	49,339	57,067	255,915	100,995
Other property income	—	—	—	—
Total income	451,613	458,584	1,791,333	748,902

Property operating expenses	68,731	64,521	286,725	109,419
Real estate taxes	15,407	23,365	118,486	62,545
Depreciation and amortization	290,231	237,506	845,928	345,542
Total expenses	374,369	325,392	1,251,139	517,506

Operating income	77,244	133,192	540,194	231,396

Interest expense	260,690	263,989	729,905	309,738

Net loss	$(183,446)	$(130,797)	$(189,711)	$(78,342)

	Perimeter Woods	Draper Peaks	Total Pro Forma Adjustments

Rental income	$1,118,753	$846,193	$4,952,062
Tenant recovery income	109,595	192,867	765,778
Other property income	—	2,387	2,387
Total income	1,228,348	1,041,447	5,720,227

Property operating expenses	813,901	137,783	1,481,080
Real estate taxes	44,275	134,120	398,198
Depreciation and amortization	490,927	548,243	2,758,377
Total expenses	1,349,103	820,146	4,637,655

Operating income	(120,755)	221,301	1,082,572

Interest expense	648,788	346,209	2,559,319

Net loss	$(769,543)	$(124,908)	$(1,476,747)

(C)                    Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements.  The portion of the purchase price allocated to above or below market lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  In-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.  The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)                   Reduction of acquisition costs associated with the property acquisitions included in (B).  The pro forma Consolidated Statement of Operations and Other Comprehensive Income assumes the acquisition of these properties took place on January 1, 2010.

(E)                     Management fees are calculated as 4.5% of gross revenues pursuant to the new management agreements and are also included in property operating expenses.

(F)                     The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
Northcrest Shopping Center	$18,720,000	5.48%	May 1, 2021
Prattville Town Center	18,890,000	5.48%	May 1, 2021
Landstown Commons - mortgage	68,375,000	3.24%	March 24, 2012
Landstown Commons - credit facility	21,000,000	4.50%	October 31, 2012
University Town Center	22,180,000	5.48%	June 1, 2021
Perimeter Woods	39,390,000	6.02%	September 1, 2018
Draper Peaks	23,905,106	5.74%	October 1, 2015
	$212,460,106

(G)                    The pro forma weighted average shares of common stock outstanding for the three months ended March 31, 2011 was calculated assuming all shares sold through June 17, 2011 were issued on January 1, 2010.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income

For the year ended December 31, 2010

(unaudited)

The following unaudited pro forma Consolidated Statement of Operations and Other Comprehensive Income is presented to give effect to the acquisitions or financings of the properties indicated in Note (B) of the Notes to the pro forma Consolidated Statement of Operations and Other Comprehensive Income as though they occurred on January 1, 2010.  Pro Forma adjustments have been made for the significant properties that were purchased or financed subsequent to December 31, 2010.  The pro forma adjustments were made for Northcrest Shopping Center, Prattville Town Center, Landstown Commons, University Town Center, Perimeter Woods and Draper Peaks.

The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

This unaudited pro forma Consolidated Statement of Operations and Other Comprehensive Income is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2010, nor does it purport to represent our future results of operations.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income

For the year ended December 31, 2010

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income (C)	$14,323,524	$21,242,933	$35,566,457
Tenant recovery income	3,282,089	3,493,394	6,775,483
Other property income	592,839	9,547	602,386
Total income	18,198,452	24,745,874	42,944,326

General and administrative expenses	1,872,417	—	1,872,417
Acquisition related costs (D)	1,953,181	333,153	2,286,334
Property operating expenses (E)	3,321,058	6,316,772	9,637,830
Real estate taxes	2,261,995	1,669,907	3,931,902
Depreciation and amortization (C)	5,669,357	12,088,981	17,758,338
Business management fee - related party	602,802	—	602,802
Total expenses	15,680,810	20,408,813	36,089,623

Operating income	2,517,642	4,337,061	6,854,703

Interest and dividend income	358,243	—	358,243
Realized loss on sale of marketable securities	(2,532)	—	(2,532)
Interest expense (F)	(4,522,070)	(11,000,997)	(15,523,067)
Equity in income of unconsolidated entities	1,361	—	1,361

Net loss	(1,647,356)	(6,663,936)	(8,311,292)

Less: net income attributable to noncontrolling interests	(95,633)	—	(95,633)

Net loss attributable to common stockholders	$(1,742,989)	$(6,663,936)	$(8,406,925)

Net loss attributable to common stockholders per common share, basic and diluted (G)	$(0.13)		$(0.21)
Weighted average number of common shares outstanding, basic and diluted (G)	13,671,936		40,935,355

Comprehensive income (loss):

Net loss	$(1,647,356)	$(6,663,936)	$(8,311,292)

Other comprehensive income:
Unrealized gain on marketable securities	161,609	—	161,609
Loss reclassified into earnings from other comprehensive income	2,532	—	2,532

Comprehensive loss	(1,483,215)	(6,663,936)	(8,147,151)
Less: comprehensive income attributable to noncontrolling interests	(95,633)	—	(95,633)
Comprehensive loss attributable to common stockholders	$(1,578,848)	$(6,663,936)	$(8,242,784)

See accompanying notes to pro forma consolidated statement of operations and other comprehensive income.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income

For the year ended December 31, 2010

(unaudited)

(A)                  The historical column represents the Company’s Consolidated Statement of Operations and Other Comprehensive Income for the year December 31, 2010 as filed with the Securities and Exchange Commission on Form 10-K.

(B)                    Total pro forma adjustments for significant acquisitions consummated through the date of this filing are as though the properties were acquired January 1, 2010.

Total income, property operating expenses and real estate taxes for the year ended December 31, 2010 is based on information provided by the sellers for Northcrest Shopping Center, Prattville Town Center, Landstown Commons, University Town Center, Perimeter Woods and Draper Peaks.

The pro forma adjustments for the year ended December 31, 2010 are composed of the following adjustments:

	Northcrest Shopping Center	Prattville Town Center	Landstown Commons	University Town Center

Rental income	$2,121,791	$2,111,671	$6,810,741	$2,277,860
Tenant recovery income	260,995	301,878	1,125,411	436,959
Other property income	—	—	—	—
Total income	2,382,786	2,413,549	7,936,152	2,714,819

Property operating expenses	363,573	341,309	1,303,243	423,908
Real estate taxes	81,502	123,597	521,055	250,179
Depreciation and amortization	1,741,385	1,425,036	3,383,712	1,382,168
Total expenses	2,186,460	1,889,942	5,208,010	2,056,255

Operating income	196,326	523,607	2,728,142	658,564

Interest expense	1,056,996	1,070,267	3,582,940	1,255,817

Net loss	$(860,670)	$(546,660)	$(854,798)	$(597,253)

	Perimeter Woods	Draper Peaks	Total Pro Forma Adjustments

Rental income	$4,402,503	$3,518,367	$21,242,933
Tenant recovery income	469,001	899,150	3,493,394
Other property income	—	9,547	9,547
Total income	4,871,504	4,427,064	24,745,874

Property operating expenses	3,240,511	644,228	6,316,772
Real estate taxes	156,744	536,830	1,669,907
Depreciation and amortization	1,963,708	2,192,972	12,088,981
Total expenses	5,360,963	3,374,030	20,075,660

Operating income	(489,459)	1,053,034	4,670,214

Interest expense	2,631,085	1,403,892	11,000,997

Net loss	$(3,120,544)	$(350,858)	$(6,330,783)

(C)                    Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements.  The portion of the purchase price allocated to above or below market lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  In-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.  The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)                   Increase of acquisition costs associated with the property acquisitions included in (B).  The pro forma Consolidated Statement of Operations and Other Comprehensive Income assumes the acquisition of these properties took place on January 1, 2010.

(E)                     Management fees are calculated as up to 4.5% of gross revenues pursuant to the new management agreements and are also included in property operating expenses.

(F)                     The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
Northcrest Shopping Center	$18,720,000	5.48%	May 1, 2021
Prattville Town Center	18,890,000	5.48%	May 1, 2021
Landstown Commons - mortgage	68,375,000	3.24%	March 24, 2012
Landstown Commons - credit facility	21,000,000	4.50%	October 31, 2012
University Town Center	22,180,000	5.48%	June 1, 2021
Perimeter Woods	39,390,000	6.02%	September 1, 2018
Draper Peaks	23,905,106	5.74%	October 1, 2015
	$212,460,106

(G)                    The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2010 was calculated assuming all shares sold through June 17, 2011 were issued on January 1, 2010.